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                                   GENDEX FUND


                         Supplement dated August 1, 2008
                     To Prospectus dated August 1, 2007

         On July 28, 2008, the Board of Trustees of The Coventry Group (the "Trust") determined, based primarily upon the recommendations of Thrasher Capital Management, LLC, the investment adviser to the GendeX Fund, to close the Fund and provide for its orderly liquidation. Since inception, the GendeX Fund has not attracted sufficient assets to achieve the economies of scale necessary to remain viable. Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the GendeX Fund on or about August 29, 2008 (the "Liquidation Date").

         On the Liquidation Date, all remaining shares of the GendeX Fund will be redeemed and the proceeds will be distributed as directed. Thrasher Capital Management, LLC has agreed to waive management fees and/or reimburse expenses to the extent necessary to limit Total Fund Operating Expenses through the Liquidation Date as specified in the current prospectus.

         As a result of these developments, the GendeX Fund is closed to new investments.

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     THIS SUPPLEMENT AND THE PROSPECTUS DATED SEPTEMBER 24, 2007 PROVIDE THE
    INFORMATION AND SHOULD BE RETAINED FOR FUTURE REFERENCE. A STATEMENT OF
     ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DATED SEPTEMBER 24, 2007, WHICH IS INCORPORATED HEREIN BY REFERENCE
                      AND CAN BE OBTAINED WITHOUT CHARGE BY
                             CALLING 1-866-343-9178